SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2020 (February 21, 2020)

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3182
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.     Entry into a Material Definitive Agreement

On February 21, 2020, the U.S. Federal Trade Commission (the “FTC”) issued a proposed Agreement Containing Consent Order (the “Consent Agreement”) entered into by the FTC and Aaron’s, Inc. (the “Company”). The Company executed the Consent Agreement to resolve all matters contained in the previously disclosed FTC investigation of the Company and other rent-to-own companies related to the reciprocal purchase and sale of customer lease agreements, and whether such transactions violated the FTC Act. Following a 30-day public comment period, the Consent Agreement will become effective upon final approval by the FTC.

Under the terms of the Consent Agreement, the Company agrees not to (1) enter into certain reciprocal purchase agreements with other rent-to-own companies and (2) enforce non-competition provisions that were part of existing reciprocal purchase agreements. The Consent Agreement also requires the Company to establish a compliance program to ensure adherence to the terms of the Consent Agreement. The Company will not pay any penalties or fines to the FTC or any other party under the Consent Agreement.

The Company entered into the Consent Agreement to avoid the expense, management distraction and uncertainty caused by protracted litigation, and the Consent Agreement does not involve an admission of wrongdoing on the part of the Company.

The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Consent Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01.    Regulation FD Disclosure

On February 21, 2020, the Company issued a statement regarding the signing of the Consent Agreement, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

10.1	Consent Agreement dated February 21, 2020

99.1	Press Release dated February 21, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Steven A. Michaels
Date: February 25, 2020		Steven A. Michaels Chief Financial Officer, President of Strategic Operations